Exhibit 99.2 Earnings Summary Third Quarter 2020 October 22, 2020

Safe Harbor This presentation contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future net revenue, operating expenses, net income, diluted earnings per common share, non-GAAP operating expenses, non-GAAP net income, diluted non-GAAP earnings per common share, and other financial metrics; future repayments under the Company's credit facilities; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 7, 2020, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share” and "Free Cash Flow" that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

Third Quarter 2020 Financial Summary 1 $0.58 +93% $481M +22% DILUTED GAAP EPS REVENUE $0.67 +34% DILUTED NON-GAAP EPS2 3 $107M 22.2% +880 bps OPERATING INCOME +102% OPERATING MARGIN 3 $122M 25.3% +290 bps ADJUSTED OPERATING INCOME2 +38% ADJUSTED OPERATING MARGIN2 1. All growth data on this slide is year-on-year. 2. See appendix for GAAP to Non-GAAP reconciliations. 3. As a % of net sales. 3

Summary – Consolidated Statement of Operations (GAAP) 3Q20 over 3Q20 over $ in millions, except per share data 3Q20 3Q20 Guidance 2Q20 3Q19 3Q19 2Q20 Net Revenue $481.0 $450- $475 $448.4 $394.1 22.1% 7.3% Gross Margin 47.0% 46.2% 43.2% Operating Expenses $119.2 $109 - $111 $112.7 $117.6 1.4% 5.8% Operating Income $106.8 $94.7 $52.8 102.3% 12.8% Operating Margin 22.2% 21.1% 13.4% Tax Rate 17.3% 17.4% 2.1% Net Income $79.3 $70 - $78 $68.0 $40.8 94.4% 16.6% Diluted earnings per common share $0.58 $0.51 - $0.57 $0.50 $0.30 93.3% 16.0% 4

# Summary – Consolidated Statement of Operations (Non-GAAP)[1]

| $ in millions, except per share data | 3Q20 | 3Q20 Guidance | 2Q20 | 3Q19 | 3Q20 over 3Q19 | 3Q20 over 2Q20 |
|---|---|---|---|---|---|---|
| Net Revenue | $481.0 | $450- $475 | $448.4 | $394.1 | 22.1% | 7.3% |
| Adjusted Gross Margin – as a % of Net Sales[2] | 47.0% | | 46.0% | 44.6% | | |
| Non-GAAP Operating Expenses[3] | $104.6 | $95 - $97 | $95.4 | $87.6 | 19.4% | 9.6% |
| Adjusted Operating Income | $121.6 | | $110.8 | $88.2 | 37.9% | 9.7% |
| Adjusted Operating Margin | 25.3% | | 24.7% | 22.4% | | |
| Non-GAAP Tax Rate[4] | 18.1% | | 18.4% | 11.5% | | |
| Non-GAAP Net Income[5] | $91.5 | $82 - $90 | $81.6 | $68.2 | 34.2% | 12.1% |
| Diluted non-GAAP earnings per common share | $0.67 | $0.60 - $0.66 | $0.60 | $0.50 | 34.0% | 11.7% |

1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Excludes charges for fair value write-up of acquired inventory sold, integration costs and severance and restructuring costs. 3. Excludes amortization expense, deal and transaction costs, integration costs and severance and restructuring costs. 4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Excludes the items noted in footnotes 2 and 3, the loss on debt extinguishment and the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.

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Specialty Chemicals and Engineered Materials (SCEM) 3Q20 Highlights 3Q20 over 3Q20 over $ in millions 3Q20 2Q20 3Q19 3Q19 2Q20 Sales growth (YOY & SEQ): primarily driven by advanced deposition materials, Net Revenue $150.5 $146.2 $127.8 17.8% 2.9% advanced coatings and cleaning Segment Profit $32.6 $32.9 $17.1 90.9% (1.0%) chemistries. The Sinmat acquisition also had a modest positive impact on year- Segment Profit Margin 21.7% 22.5% 13.4% over-year growth. –––––– Adj. Segment Profit1 $32.9 $31.8 $23.7 38.7% 3.3% Adj. segment profit margin increase (YOY): driven primarily by higher volume. Adj. Segment Profit Margin1 21.8% 21.8% 18.6% 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 6

Microcontamination Control (MC) 3Q20 Highlights Sales growth (YOY): primarily driven by liquid filtration, gas filtration and the impact of the Anow acquisition. 3Q20 over 3Q20 over $ in millions 3Q20 2Q20 3Q19 3Q19 2Q20 –––––– Net Revenue $193.5 $183.8 $156.0 24.1% 5.3% Sales growth (SEQ): primarily driven by liquid filtration. Segment Profit $64.9 $62.1 $46.8 38.7% 4.5% –––––– Adj. segment profit margin increase Segment Profit Margin 33.5% 33.8% 30.0% (YOY): driven primarily by higher volumes and favorable mix. Adj. Segment Profit1 $65.2 $62.6 $49.8 31.0% 4.1% –––––– Adj. Segment Profit Margin1 33.7% 34.1% 31.9% Adj. segment profit margin decrease (SEQ): driven primarily by higher R&D investments and higher variable compensation costs. 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 7

Advanced Materials Handling (AMH) 3Q20 Highlights Sales increase (YOY): primarily driven by high purity liquid containers, fluid 3Q20 over 3Q20 over handling products, sensing and control $ in millions 3Q20 2Q20 3Q19 3Q19 2Q20 products, wafer handling products and Net Revenue $144.4 $126.4 $117.3 23.1% 14.2% the GMTI acquisition. ––––– Segment Profit $33.3 $22.8 $17.1 94.8% 45.8% Sales increase (SEQ): primarily driven by sensing and control products, fluid Segment Profit Margin 23.0% 18.0% 14.6% handling products and the GMTI acquisition. Adj. Segment Profit1 $33.7 $23.6 $20.2 66.8% 42.7% ––––– Adj. Segment Profit Margin1 23.3% 18.7% 17.2% Adj. segment profit margin increase (YOY & SEQ): driven primarily by higher volumes and solid cost management. 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 8

Summary – Balance Sheet Items $ in millions 3Q20 2Q20 3Q19 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $448.0 16.0% $532.7 19.0% $282.7 11.5 % Accounts Receivable, net $300.5 10.7% $275.6 9.8% $261.3 10.6 % Inventories $329.7 11.8% $332.9 11.9% $290.3 11.8 % Net PP&E $490.3 17.5% $475.2 16.9% $470.0 19.0 % Total Assets $2,801.6 $2,804.0 $2,467.7 Current Liabilities1 $247.4 8.8% $238.0 8.5% $213.1 8.6 % Long-term debt, excluding current maturities $1,085.4 38.7% $1,184.0 42.2% $934.1 37.9 % Total Liabilities $1,499.3 53.5% $1,572.3 56.1% $1,347.8 54.6 % Total Shareholders’ Equity $1,302.3 46.5% $1,231.8 43.9% $1,119.9 45.4 % AR – DSOs 57.0 56.1 60.5 Inventory Turns 3.1 3.0 3.2 1. Current Liabilities includes $4 million of current maturities of long-term debt in 3Q19 9

Cash Flows $ in millions 3Q20 2Q20 3Q19 Beginning Cash Balance $532.7 $335.1 $521.4 Cash provided by operating activities $101.2 $130.0 $25.3 Capital expenditures ($32.7) ($24.3) ($26.3) Proceeds from long-term debt $— $400.0 — Payments on short-term borrowings and long-term debt ($100.0) ($293.0) — Acquisition of business, net of cash ($35.5) $— ($217.1) Repurchase and retirement of common stock $— $— ($15.0) Payments for dividends ($10.8) ($10.8) ($10.8) Other investing activities 0.1 0.2 2.6 Other financing activities ($8.7) ($29.9) $3.1 Effect of exchange rates $1.7 ($0.5) ($0.5) Ending Cash Balance $448.0 $532.7 $282.7 Free Cash Flow1 $68.5 $105.7 ($1.0) Adjusted EBITDA2 $142.4 $131.5 $107.5 Adjusted EBITDA – as a % of net sales2 29.6% 29.3% 27.3% 1. Free cash flow equals cash from operations less capital expenditures. 2. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 10

Outlook GAAP $ in millions, except per share data 4Q20 Guidance 3Q20 Actual 2Q20 Actual Net Revenue $480 - $495 $481.0 $448.4 Operating Expenses Approximately flat vs. Q320 $119.2 $112.7 Net Income $75 - $82 $79.3 $68.0 Diluted Earnings per Common Share $0.55 - $0.60 $0.58 $0.50 Non-GAAP $ in millions, except per share data 4Q20 Guidance 3Q20 Actual 2Q20 Actual Net Revenue $480 - $495 $481.0 $448.4 Non-GAAP Operating Expenses1 Approximately flat vs. Q320 $104.6 $95.4 Non-GAAP Net Income1 $84 - $91 $91.5 $81.6 Diluted non-GAAP Earnings per Common Share1 $0.62 - $0.67 $0.67 $0.60 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 11

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended Nine months ended September 26, September 28, September 26, September 28, $ in thousands 2020 2019 June 27, 2020 2020 2019 Net sales $480,987 $394,147 $448,405 $1,341,719 $1,164,068 Gross profit-GAAP $226,000 $170,350 $207,372 $618,850 $514,017 Adjustments to gross profit: Integration costs — — (1,557) (1,557) — Severance and restructuring costs — 990 465 465 1,348 Charge for fair value mark-up of acquired inventory sold 229 4,483 — 590 7,333 Adjusted gross profit $226,229 $175,823 $206,280 $618,348 $522,698 Gross margin – as a % of net sales 47.0% 43.2% 46.2% 46.1% 44.2 % Adjusted gross margin – as a % of net sales 47.0% 44.6% 46.0% 46.1% 44.9% 14

Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions September 26, 2020 September 28, 2019 June 27, 2020 GAAP operating expenses $119.2 $117.6 $112.7 Adjustments to operating expenses: Deal and transaction costs 0.6 4.9 0.5 Integration costs 1.3 2.4 2.0 Severance and restructuring costs 1.0 7.5 1.6 Amortization of intangible assets 11.7 15.2 13.2 Non-GAAP operating expenses $104.6 $87.6 $95.4 GAAP tax rate 17.3% 2.1% 17.4 % Other 0.8% 9.4% 1.0 % Non-GAAP tax rate 18.1% 11.5% 18.4% 15

# Reconciliation of GAAP Segment Profit to Adjusted Operating Income and Adjusted Segment Profit

| $ in thousands | Three Months Ended | | | Nine months ended | |
|---|---|---|---|---|---|
| Segment profit-GAAP | September 26, 2020 | September 28, 2019 | June 27, 2020 | September 26, 2020 | September 28, 2019 |
| Specialty Chemicals and Engineered Materials (SCEM) | $32,600 | $17,074 | $32,938 | $98,208 | $65,505 |
| Microcontamination Control (MC) | 64,915 | 46,792 | 62,137 | 177,219 | 137,241 |
| Advanced Materials Handling (AMH) | 33,266 | 17,077 | 22,809 | 76,707 | 54,487 |
| Total segment profit | 130,781 | 80,943 | 117,884 | 352,134 | 257,233 |
| Amortization of intangible assets | 11,749 | 15,152 | 13,216 | 41,176 | 50,400 |
| Unallocated expenses | 12,271 | 12,998 | 9,956 | 28,741 | 51,640 |
| Total operating income | $106,761 | $52,793 | $94,712 | $282,217 | $155,193 |

| $ in thousands | Three months ended | | | Nine months ended | |
|---|---|---|---|---|---|
| Adjusted segment profit | September 26, 2020 | September 28, 2019 | June 27, 2020 | September 26, 2020 | September 28, 2019 |
| SCEM segment profit | $32,600 | $17,074 | $32,938 | $98,208 | $65,505 |
| Integration costs | — | — | (1,557) | (1,557) | — |
| Severance and restructuring costs | 277 | 2,143 | 455 | 906 | 2,662 |
| Charge for fair value write-up of acquired inventory sold | — | 4,483 | — | 235 | 5,298 |
| SCEM adjusted segment profit | $32,877 | $23,700 | $31,836 | $97,792 | $73,465 |
| | | | | | |
| MC segment profit | $64,915 | $46,792 | $62,137 | $177,219 | $137,241 |
| Severance and restructuring costs | 301 | 2,977 | 494 | 985 | 3,701 |
| Charge for fair value write-up of acquired inventory sold | — | — | — | 126 | 2,035 |
| MC adjusted segment profit | $65,216 | $49,769 | $62,631 | $178,330 | $142,977 |
| | | | | | |
| AMH segment profit | $33,266 | $17,077 | $22,809 | $76,707 | $54,487 |
| Severance and restructuring costs | 213 | 3,135 | 814 | 1,162 | 3,713 |
| Charge for fair value write-up of acquired inventory sold | 229 | — | — | 229 | — |
| AMH adjusted segment profit | $33,708 | $20,212 | $23,623 | $78,098 | $58,200 |
| | | | | | |
| Unallocated general and administrative expenses | $12,271 | $12,998 | $9,956 | $28,741 | $51,640 |
| Unallocated deal and integration costs | (1,902) | (7,289) | (2,415) | (5,796) | (31,773) |
| Unallocated severance and restructuring costs | (180) | (248) | (286) | (810) | (2,418) |
| Adjusted unallocated general and administrative expenses | $10,189 | $5,461 | $7,255 | $22,135 | $17,449 |
| | | | | | |
| Total adjusted segment profit | $131,801 | $93,681 | $118,090 | $354,220 | $274,642 |
| Adjusted amortization of intangible assets | — | — | — | — | — |
| Adjusted unallocated general and administrative expenses | 10,189 | 5,461 | 7,255 | 22,135 | 17,449 |
| Total adjusted operating income | $121,612 | $88,220 | $110,835 | $332,085 | $257,193 |

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Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA $ in thousands Three Months Ended Nine months ended September 26, 2020 September 28, 2019 June 27, 2020 September 26, 2020 September 28, 2019 Net sales $480,987 $394,147 $448,405 $1,341,719 $1,164,068 Net income $79,303 $40,767 $68,036 $208,345 $197,422 Net income – as a % of net sales 16.5% 10.3% 15.2% 15.5% 17.0 % Adjustments to net income: Income tax expense 16,559 876 14,361 39,542 49,533 Interest expense, net 12,651 10,216 12,792 35,681 29,567 Other (income) expense, net (1,752) 934 (477) (1,351) (121,329) GAAP - Operating income 106,761 52,793 94,712 282,217 155,193 Operating margin - as a % of net sales 22.2% 13.4% 21.1% 21.0% 13.3 % Charge for fair value write-up of acquired inventory sold 229 4,483 — 590 7,333 Deal and transaction costs 642 4,891 503 2,576 25,191 Integration costs 1,260 2,398 355 1,663 6,582 Severance and restructuring costs 971 8,503 2,049 3,863 12,494 Amortization of intangible assets 11,749 15,152 13,216 41,176 50,400 Adjusted operating income 121,612 88,220 110,835 332,085 257,193 Adjusted operating margin - as a % of net sales 25.3% 22.4% 24.7% 24.8% 22.1 % Depreciation 20,777 19,306 20,639 62,064 54,623 Adjusted EBITDA $142,389 $107,526 $131,474 $394,149 $311,816 Adjusted EBITDA – as a % of net sales 29.6% 27.3% 29.3% 29.4% 26.8% 17

Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share $ in thousands, except per share data Three months ended Nine months ended September 26, 2020 September 28, 2019 June 27, 2020 September 26, 2020 September 28, 2019 GAAP net income $79,303 $40,767 $68,036 $208,345 $197,422 Adjustments to net income: Charge for fair value write-up of inventory acquired 229 4,483 — 590 7,333 Deal and transaction costs 642 4,891 503 2,576 25,602 Integration costs 1,260 2,398 355 1,663 6,582 Severance and restructuring costs 971 8,503 2,049 3,863 12,494 Loss on debt extinguishment 908 — 1,470 2,378 — Versum termination fee, net — — — — (122,000) Amortization of intangible assets 11,749 15,152 13,216 41,176 50,400 Tax effect of legal entity restructuring — — — — 9,398 Tax effect of adjustments to net income and discrete items1 (3,602) (8,015) (4,048) (11,979) 2,274 Non-GAAP net income $91,460 $68,179 $81,581 $248,612 $189,505 Diluted earnings per common share $0.58 $0.30 $0.50 $1.53 $1.45 Effect of adjustments to net income $0.09 $0.20 $0.10 $0.30 $(0.06) Diluted non-GAAP earnings per common share $0.67 $0.50 $0.60 $1.83 $1.39 Weighted average diluted shares outstanding $136,252 $136,530 $136,007 $136,209 $136,601 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years. 18

Reconciliation of GAAP Outlook to Non-GAAP Outlook $ in millions Fourth-Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses GAAP operating expenses $115 - $117 Adjustments to net income: Restructuring and integration costs 1 Amortization of intangible assets 12 Non-GAAP operating expenses $102 - $104 $ in millions Fourth-Quarter Outlook Reconciliation GAAP net income to non-GAAP net income GAAP net income $75 - $82 Adjustments to net income: Restructuring and integration costs 1 Amortization of intangible assets 12 Income tax effect (4) Non-GAAP net income $84 - $91 Fourth-Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share Diluted earnings per common share $0.55 - $0.60 Adjustments to diluted earnings per common share: Restructuring and integration costs 0.01 Amortization of intangible assets 0.08 Income tax effect (0.02) Diluted non-GAAP earnings per common share $0.62 to $0.67 19

GAAP Segment Trend Data1 $ in thousands Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 Sales SCEM $131,234 $133,928 $124,470 $127,552 $127,750 $146,747 $144,214 $146,213 $150,480 MC 151,478 158,500 157,706 150,185 155,979 169,794 159,261 183,758 193,541 AMH 123,227 115,527 116,064 107,515 117,256 117,455 116,137 126,434 144,370 Inter-segment elimination (7,342) (6,313) (7,193) (6,378) (6,838) (6,998) (7,285) (8,000) (7,404) Total Sales $398,597 $401,642 $391,047 $378,874 $394,147 $426,998 $412,327 $448,405 $480,987 Segment Profit SCEM $31,210 $28,221 $24,431 $24,000 $17,074 $32,822 $32,670 $32,938 $32,600 MC 42,448 46,879 47,323 43,126 46,792 57,157 50,167 62,137 64,915 AMH 22,226 19,096 22,367 15,043 17,077 20,686 20,632 22,809 33,266 Total Segment Profit $95,884 $94,196 $94,121 $82,169 $80,943 $110,665 $103,469 $117,884 $130,781 Segment Profit Margin SCEM 23.8% 21.1% 19.6% 18.8% 13.4% 22.4% 22.7% 22.5% 21.7 % MC 28.0% 29.6% 30.0% 28.7% 30.0% 33.7% 31.5% 33.8% 33.5 % AMH 18.0% 16.5% 19.3% 14.0% 14.6% 17.6% 17.8% 18.0% 23.0% 1. In 1Q19 the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. 20

# Non-GAAP Segment Trend Data[1]

| $ in thousands | Q318 | Q418 | Q119 | Q219 | Q319 | Q419 | Q120 | Q220 | Q320 |
|---|---|---|---|---|---|---|---|---|---|
| **Sales** | | | | | | | | | |
| SCEM | $131,234 | $133,928 | $124,470 | $127,552 | $127,750 | $146,747 | $144,214 | $146,213 | $150,480 |
| MC | 151,478 | 158,500 | 157,706 | 150,185 | 155,979 | 169,794 | 159,261 | 183,758 | 193,451 |
| AMH | 123,227 | 115,527 | 116,064 | 107,515 | 117,256 | 117,455 | 116,137 | 126,434 | 144,370 |
| Inter-segment elimination | (7,342) | (6,313) | (7,193) | (6,378) | (6,838) | (6,998) | (7,285) | (8,000) | (7,404) |
| Total Sales | $398,597 | $401,642 | $391,047 | $378,874 | $394,147 | $426,998 | $412,327 | $448,405 | $480,897 |
| **Adjusted Segment Profit** | | | | | | | | | |
| SCEM[2] | $31,210 | $28,221 | $25,070 | $24,695 | $23,700 | $32,530 | $33,079 | $31,836 | $32,877 |
| MC[3] | 45,729 | 50,258 | 50,082 | 43,126 | 49,769 | 58,039 | 50,483 | 62,631 | 65,216 |
| AMH[4] | 22,692 | 19,556 | 22,945 | 15,043 | 20,212 | 20,307 | 20,767 | 23,623 | 33,708 |
| Total Segment Profit | $99,631 | $98,035 | $98,097 | $82,864 | $93,681 | $110,876 | $104,329 | $118,090 | $131,801 |
| **Adjusted Segment Profit Margin** | | | | | | | | | |
| SCEM | 23.8 % | 21.1 % | 20.1 % | 19.4 % | 18.6 % | 22.2 % | 22.9 % | 21.8 % | 21.8 % |
| MC | 30.2 % | 31.7 % | 31.8 % | 28.7 % | 31.9 % | 34.2 % | 31.7 % | 34.1 % | 33.7 % |
| AMH | 18.4 % | 16.9 % | 19.8 % | 14.0 % | 17.2 % | 17.3 % | 17.9 % | 18.7 % | 23.3 % |

1. In 1Q19 the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. Segment profit excludes amortization of intangibles and unallocated expenses.
2. Adjusted segment profit for SCEM for 1Q19, 3Q19,4Q19, 1Q20, 2Q20 and 3Q20 excludes charges for severance and restructuring of $519, $2,143, $184, $174, 455 and $277, respectively. Adjusted segment profit for SCEM for 1Q19, 2Q19, 3Q19, 4Q19 and 1Q20 excludes fair value mark-up of inventory and severance charges of $120, $695, $4,483, ($476) and $235, respectively. Adjusted segment profit for SCEM for 2Q20 excludes charges for integration costs ($1,557).
3. Adjusted segment profit for MC for 1Q19, 3Q19, 4Q19, 1Q20, 2Q20 and 3Q20 excludes charges for severance of $724, $2,977, $195, $190, $494 and $301, respectively. Adjusted segment profit for MC for 3Q18, 4Q18, 1Q19, 4Q19 and 1Q20 excludes charges for fair value mark-up of acquired inventory sold of $3,281, $3,379, $2,035, $687 and $126, respectively.
4. Adjusted segment profit for AMH for 3Q18 excludes loss on sale of subsidiary of $466. Adjusted segment profit for AMH for 4Q18, 1Q19, 3Q19, 4Q19, 1Q20, 2Q20 and 3Q20 excludes severance and restructuring of $460, $578, $3,135, ($379), $135, $814 and $213, respectively. Adjusted segment profit for AMH for 3Q20 excludes fair value mark-up of acquired inventory of $229.

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